Exhibit 99.1

Sile ncing Oncogenes at the Level of Gene Expression August 2026 Nasdaq: SLXN

Forward - Looking Statement The statements contained in this presentation that are not purely historical are forward - looking statements . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements in this presentation may include, for example, statements about : • the future performance of the Company, including Silexion’s projected timeline for regulatory approvals of its product candidates ; and • the Company’s future plans and opportunities . The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us . There can be no assurance that future developments affecting us will be those that we have anticipated . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements . These risks and uncertainties include, but are not limited to, the items in the following list : • Silexion is a development - stage company and has a limited operating history on which to assess its business ; • Silexion has never generated any revenue from product sales and may never be profitable ; • The approach Silexion is taking to discover and develop novel RNAi therapeutics is unproven for oncology and may never lead to marketable products ; • Silexion does not have experience producing its product candidates at commercial levels, currently has no marketing and sales organization, has an uncertain market receptiveness to its product candidates, and is uncertain as to whether there will be insurance coverage and reimbursement for its potential products ; • Silexion may be unable to attract, develop and/or retain its key personnel or additional employees required for its development and future success ; • Additional factors relating to the business, operations and financial performance of Silexion . Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws . 2

Shoot the Messenger

Stop Cancer

Mutated KRAS Proteins Drive
Aggressive Cancers

Silexion Develops RNA Silencing Treatments that Abolish KRAS Expression designed to be the most efficacious product for KRAS-driven locally advanced Tumors (PDAC, CRC, NSCL) with meaningful improvement in safety over Pan-RAS inhibitors

Currently investigated in Phase 2/3 clinical program initiated July 2026

First generation product showed KRAS silencing potential but highlighted delivery limitation

Second generation product (SIL204) designed for enhanced cellular delivery, better stability, and broader antitumor activity

Phase 2/3 clinical program initiated, investigating dual-delivery strategy targeting both primary lesion and metastases

PDAC: Pancreatic Ductal Adenocarcinoma; CRC: Colorectal Cancer NSCLC: Non-Small-Cell Lung Cancer

Silexion Therapeutics

KRAS Mutations are Highly Prevalent Drivers Across Major Solid Tumors

High mutation rates spanning cancer types and KRAS variants

	Pancreatic Ductal Adenocarcinoma (PDAC)	Colorectal Cancer (CRC)	Non-squamous Non-Small-Cell Lung Cancer (Non-sq NSCLC)
% KRAS mutations[1]	92%	49%	35%
Incidence USA+EU	~200K	~500K	~400K



G12D
G12V
G12C
G12A
G12R
Multiple
Other KRAS

PDAC: **3rd** leading cause of cancer deaths today in the U.S.[2], **2nd** leading cause by 2030[2]

4

1. Lee, J.K. et al. NPJ Precis Oncol. 2022;6(1):91.; 2. Hirshberg Foundation for Pancreatic Cancer Research. Pancreatic cancer Facts. https://pancreatic.org/pancreatic-cancer/pancreatic-cancer-facts.

SIL204: Leading siRNA Program with Significant Market Opportunity

KRAS mutations are present in ~92% pancreatic cancer cases[1]

SIL204 targets > 74% of KRAS mutations in PDAC[2]
Current KRAS G12C therapies address only ~1.5%


G12D
G12V
G12C
G12A
G12R
Multiple
Other KRAS

Total Addressable Market in Localized Advanced Pancreatic Cancer

U.S.
~$2B

E.U.
~$3B

	U.S.	E.U.
Annual pancreatic cancer cases	66,400[4]	146,477[3]
KRAS-G12D/V mutated LAPC incidence*	~16,000	~35,000

ROW=rest of the world.
*Number of KRAS G12D/V mutated LAPC were calculated based on KRAS mutations being present in 92% of pancreatic cancer patients, 70-75% with KRAS G12D and G12V mutations and 30-35% of cases being LAPC.

1. Lee, J.K. et al. *NPJ Precis Oncol*. 2022;6(1):91. 2. Yousef, A. et al. *NPJ Precis Oncol*. 2024;8(1):27. 3. Global Cancer Observatory. Pancreatic Cancer. 2022. https://gco.iarc.who.int/media/globocan/factsheets/cancers/13-pancreas-fact-sheet.pdf. 4. National Cancer Institute. Cancer Stat Facts: Pancreatic Cancer. 2023. https://seer.cancer.gov/statfacts/html/pancreas.html.

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Silexion Therapeutics

Pancreatic Cancer is Often Systemic Before Visible Metastases Appear

Therapy must address undetectable micrometastatic disease as well as the primary tumor

Local with Micrometastases | Metastatic



Liver
Portal vein
Pancreas
Tumour
Superior mesenteric artery
Superior mesenteric vein

15-25% Resectable + BRPC	**~30% LAPC**	**~50% Metastatic ~75% liver**

BRPC=borderline resectable pancreatic cancer; LAPC = locally advanced pancreatic cancer.

Gemenetzis G, et al. *Ann Surg.* 2019;270(2):340-347; Kleeff J, et al. *Nat Rev Dis Primers.* 2016;2:16022.

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Silexion Therapeutics

Pancreatic Cancer Remains a High Medical Need Despite RAS Inhibitors

- Overall 5-year survival one of poorest U.S 12.8% [1] , KRAS G12D/V worst survival
- Resectable PC- Following surgery with perioperative chemotherapy, ~80% have metastases in 1 yr [2]
- Median survival LAPC 14-17mo.[3,4]
- New small molecule RAS inhibitors efficacy promising and safety acceptable, but large gaps remain before the market is satisfied[5]
  - Severe or medically significant toxicities that typically requires active medical management and often hospitalization often include: Rash; fatigue; diarrhea; anemia; mucositis; decreased neutrophils

There are no effective treatment options for our targeted indication LAPC

1. National Cancer Institute. Cancer Stat Facts: Pancreatic Cancer. https://seer.cancer.gov/statfacts/html/pancreas.html. 2. Cancers 2021, 13(18), 4724; https://doi.org/10.3390/cancers13184724. 3. Gemenetzis G, et al. *Ann Surg.* 2019;270(2):340-347. 4. Alagesan, B. et al. AARC 2026. 5. Revolution Medicines November 2025 Company Presentation

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Silexion Therapeutics

Silexion siRNA Silences KRAS at the Source

Designed to shut down oncogene expression rather than inhibit mutant KRAS protein

Lead Product: SIL204

First-in-class, isoform selective, stable, pan KRAS RNA silencer with delivery system targeting high LDL receptor expressing tumors and micrometastases

Targets both active and inactive forms of KRAS

Treating closer to the mechanism driving cancer presents a better chance to overcome treatment resistance


CELL MEMBRANE
Lipid-siRNA
Endocytosis
Free siRNA
KRAS
PROTEIN
NUCLEUS
DNA
KRAS mRNA
INHIBITION OF
TRANSLATION

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SIL204 Targets Both Primary Tumor and Metastases

Combined intratumoral and systemic (subcutaneous) dosing controls primary tumor and metastatic spread


Micrometastatic invasions into liver, lung targeted by
Systemic SIL204
Primary pancreatic tumor targeted by
Intra-tumoral SIL204

Pancreatic cancer often spreads early, before metastases are detectable

Systemic SIL204 targets micrometastases

Intratumoral (endoscopic) SIL204 overcomes physical barrier of primary tumor

Lipid conjugated siRNA targets high LDL receptor expressing tumors and micrometastases

Silexion Therapeutics

Potentially the most advanced gene silencing oncology product in clinical development • Potential efficacy advantage from silencing KRAS upstream of inhibitors • Protential safety advantage with KRAS - specific targeting and absent RAS off - target binding • Targets both primary tumor and metastatic disease • Enhanced delivery into cancer cells • Better stability • Broad antitumor activity SIL204 Combines KRAS Silencing with Dual Delivery Designed to target both primary tumors and micrometastatic disease

11 0 0.2 0.4 0.6 0.8 1 control 5 nM 50 nM Normalized fold (2 - ∆∆Ct) mRNA **** **** 0 0.2 0.4 0.6 0.8 1 control 5nM 50nM KRAS/ GAPDH Normalized fold KRAS Protein SIL204 Silences KRAS RNA with Corresponding Reduced KRAS Protein Transfection with lipofectamine PK59 human tumor line G12D mutation Analysis at 72 hrs for mRNA and protein **** = p value ＜ 0.0001

SIL204 Highly Effective with Broad Inhibition Across Human KRAS Mutations at Sub - nanomolar Concentrations SIL 204 maintains and expands the silencing activity of first generation siG 12 DLoder 12 Model is a co - transfection setup where human KRAS is transfected in mouse Hepa1 - 6 cells with Dual - Glo reporter plasmids. KRAS G13D * KRAS Q61H * KRAS G12R KRAS G12C KRAS G12V KRAS G12D WT KRAS Negative siRNA Control Mutation 0.37 0.24 0.59 0.47 0.44 0.19 0.16 IC 50 (nM) 88 88 71 73 80 90 91 0 - 7 MAX Inhibition (%) IC 50 =half - maximal inhibitory concentration. *G13D and Q61H tested in separate studies from the G12 mutations and wild type (non - mutated). Negative siRNA control collected over various studies

SIL204 Inhibits Growth of Multiple Mutant KRAS+ Human Tumor Cell Lines SIL204 inhibits proliferation across four human cancer cell lines ( CTG assay) 13 Broad antitumor activity at clinically achievable concentrations CTG= CellTiter - Glo IC 90 (ng/mL) IC 90 ( nM ) IC 50 (ng/mL) Cell line KRAS mutation subtype 1 , 079 70 537 A427 (Lung) G12D 2 , 496 163 1,059 PK59 ( Panc ) G12D 852 56 445 GP2D ( C olon) G12D 1 , 907 124 476 HS766T ( Panc ) Q61H 1,583 103 613 AVG Results confirm and extend prior pan - KRAS silencing observed in transfected hepa cells Average growth inhibition across tumor lines: IC 50 613 ng/mL, 40 nM IC 90 1,583 ng/mL, 103 nM

In Silico Analysis Supports SIL204 Specificity for KRAS

Predicted binding to KRAS G12V with low predicted off-target activity against HRAS/NRAS

- **SIL204 binding to KRAS ^{G12V} strong (-31.8 kcal/mole)**
- **No Off-Target Active Anti-sense Binding indicating low risk for side effects.**
- **No effect on regulatory RNAs**

Conclusions

- SIL-204 silences the intended target KRAS mutations, with low off-target risk for potential improved safety profile over existing RAS inhibitors
- HRAS and NRAS very unlikely affected, continuous endogenous RAS activity

Analysis conducted by Dr. James McSwiggen, McSwiggen Biotech Consulting LLC

14

Silexion Therapeutics

Intratumor Administered SIL 204 Inhibited Human Pancreatic Cancer Xenograft Growth in Mice 15 SIL204 significantly reduced tumor volume and growth while increasing tumor necrosis (cell death) *p<0.05 ; ***p<0.0005 s.c. . = subcutaneous. Day 1: Capan - 1 (KRAS G12V) luciferase cells were xenografted to mice ( s.c. ) concurrently with SIL204 formulated in extended - release microparticles Days 3 - 15: mice were evaluated for bioluminescence to evaluate relative tumor cell counts Day 15: tumors were removed, area determined and analyzed by histology for % necrosis from tumor center slice % Necrosis 0 5 10 15 20 25 30 35 40 45 50 Vehicle SIL-204 5.00E+05 1.50E+06 2.50E+06 3.50E+06 4.50E+06 5.50E+06 3 8 13 18 Time (Days) Vehicle SIL-204 5.5 4.5 3.5 2.5 1.5 0.5 Bioluminescence (10 6 ) Tumor area (mm 2 ) 30 35 40 45 50 55 60 Vehicle SIL-204 % Area Necrosis at Day 15 Average Tumor Area at Day 15 Average Tumor Cell Number

SIL204 Enhancements Result in Improved Stability 16 SIL 204 maintains therapeutic levels in target tissues for > 28 days PK profiles of SIL204 after a single s.c. administration were determined in Sprague Dawley rats using a LC - MS/MS analytical method, in the plasma and after collection f rom kidney, liver, and skin. IC90 is the concentration for 90% inhibition of tumor cell growth, IC50 is the concentration to achieve 50% inhibition 1 10 100 1,000 10,000 100,000 1,000,000 10,000,000 0 7 14 21 28 35 42 49 56 SIL 204 Concentration (ng/mL) or (ng/g) Time ( Day ) Plasma Kidney(left) Liver Skin IC 90 IC 50 Potential for monthly dosing to control micrometastatic disease

Systemic Administration of siRNA Strongly Supported by Preclinical Data 17 Subcutaneous SIL204 proved effective in mouse metastatic pancreatic orthotopic models Human tumor cell line Panc - 1 harboring KRAS G 12 D mutation Animal model represents human equivalent dose (HED) of SIL - 204 SC SIL204 ablated xenograft tumor 0 7 14 -20 0 20 40 60 80 100 120 140 Days following SIL204 subcutaneous injection Negative Control SIL204- High Dose Control High dose SIL 204 0.00E+00 2.00E+05 4.00E+05 6.00E+05 intestine liver stomach spleen Bioluminescence Bioluminescence Change (%) Bioluminescent imaging of metastatic organs

SIL204’s Anti - Tumor Activity Synergistic with Pancreatic Cancer Chemotherapy * p<0.05, ***p<0.0005 Human pancreatic cell line Panc - 1 (G12D) 18 15 25 35 45 Untreated FOLFIRI 50µM FOLFIRI 50µM+SIL-204 Cell Confluence Panc 1 cell confluence after 67 hrs *

Toxicology • Extended single - dose GLP toxicity studies completed in 2 relevant species, aligned with ICH S9 guidance for oncology and confirmed by regulatory agency for initiation of Phase 2/3 clinical trial • Established safety margins of up to 11 - fold over the clinical starting dose. • SIL204 was well - tolerated in both species with no test article - related organ toxicity or mortality observed. • Adverse findings limited to non - adverse changes at local injection site, fully resolved at 1 month. • No evidence of complement activation or immunotoxicity . • Toxicology package for marketing approval planned for H2, 2026 Favorable Tolerability with No Systemic Toxicity or Organ Damage

SIL 204 Phase 2 / 3 Clinical Trial Initiated July 2026 Dose escalation in LAPC subjects treated with SIL 204 - IR at 3 dose levels + SoC chemotherapy ( n ≈ 15 – 18 ) Primary Objective: Identify Phase 2 expansion doses Randomized, 3 arm study comparing SIL 204 - IR at 2 dose levels + SoC chemo vs SoC chemo alone (n ≈ 166 ) Primary Objective: Identify Phase 3 confirmatory dose Randomized, 2 - arm study comparing SIL 204 - IR + SoC chemo vs SoC chemo alone (n ≈ 222 ) Primary Objective: Efficacy/Safety for marketing approval Segment 1 : Phase 2 / 3 safety run - in initiation mid - 2026 Expected completion Q 2 2027 Segment 2 : Phase 2 expansion Initiation Q 3 2027 Segment 3: Phase 3 confirmatory Initiation Q3 2030 SIL204 administered intratumorally and systemically as an integrated treatment regimen (IR) Primary endpoint: Overall survival (OS) Secondary endpoints: ct DNA biomarker data (expected early Q4, 2026), Progression - free survival (PFS), overall response rate (ORR) 2028 Trial Interim results Sample size adjustment

Strategic Collaboration for SIL 204 GMP Clinical Supply with Leading European Manufacturers Collaboration to leverage Catalent and Axolabs ’ experience in formulation development and manufacturing biologicals to further enhance SIL 204 's therapeutic potential through improved stability, bioavailability, and delivery precision. Catalent Limoges Facility A European Center of Excellence for clinical biologics formulation development and drug manufacture Axolabs Facility Leveraging expertise and large - scale nucleic acid production

Silexion advancing SIL 204 Phase 2 / 3 Development Plan GMP clinical supply for Ph 2 / 3 safety run - in manufactured Toxicology complete for Ph 2 / 3 safety run - in Positive scientific advice from the EMA received I nitiation of Ph 2 / 3 approved by Israel ’ s MoH and Germany ’ s BfArM Initiated Ph 2 / 3 safety run - in Early human data regarding SIL - 204 expected Q 4 , 2026 IND application Q 1 , 2027 Expansion Phase 2 / 3 to USA and EU countries submission and initiation Q 1 , 2027 Segment 2 : Phase 2 expansion Q 1 , 2027

SIL 204 First in class siRNA targeting KRAS - driven cancers • SIL 204 Phase 2 / 3 in locally advanced pancreatic cancer received regulatory approval in Israel and Germany, initiated clinical trial July 2026 ; pre - IND meeting with FDA expected early 2027 • Isoform - selective, pan KRAS silencer, stable siRNA with targeted delivery system • Preclinical proof of concept in additional KRAS - driven cancers including CRC First generation product showed KRAS silencing potential but highlighted delivery limitation Second generation product (SIL204) designed for enhanced cellular delivery, better stability, and broader antitumor activity D ual - delivery strategy targets both primary lesion and metastases

Thank You Nasdaq: SLXN Ilan Hadar Chairman & Chief Executive Officer email: i hadar@silexion.com Dr. Mitchell Shirvan Chief Scientific and Development Officer email: m shirvan@silexion.com Mirit Horenshtein Hadar, CPA Chief Financial Officer email: mirit@silexion.com

Intellectual Property Protection Exclusivity can be extended under country - specific regulatory - based extension rules. Term Submissions Expected protection until 2043 plus estimated extension to 2048 Entered national Phase world wide, SIL - 204 as a composition and for use in treatment of pancreatic and other cancers (following successful USPTO review of PCT) U.S. Patent Application No. 19/443,507 CIP of U.S. Patent Application No. 19/138,670 Pending US/EU, expected term till 2040 plus extension siRNA against KRAS G12x for regional perineural invasion or pain associated with a solid tumor U.S. Patent Application No. 19/443,507

World - Renowned Expert Scientific Advisory Board Eileen M. O'Reilly, MD Memorial Sloan Kettering, NY, NY Winthrop Rockefeller Endowed Chair of Medical Oncology; Co - Director, Medical Initiatives, David M. Rubenstein Center for Pancreatic Cancer Research; Section Head, Hepatopancreatobi Hana Algul , MD Technical University of Munich, Germany chair for tumor metabolism; Director of the Comprehensive Cancer Center Munich, Germany at the Klinikum rechts der Isar, and Mildred - Scheel - professor and Milind Javle , MD The University of Texas & MD Anderson Cancer Center, Houston, TX Professor, Department of Gastrointestinal (GI) Medical Oncology, Division of Cancer Medicine Philip A. Philip, MD Henry Ford Health, Detroit, MI Director, Gastrointestinal Oncology; Co - Director, Pancreatic Cancer Center; Medical Director, Research and Clinical Care Integration, Henry Ford Cancer Institute Talia Golan, MD Sheba Tel Hashomer Hospital, Israel Head, Sheba Pancreatic Cancer Center - SPCC Matthew Katz, MD The University of Texas & MD Anderson Cancer Center, Houston, TX Department Chair, Department of Surgical Oncology, Division of Surgery and Professor. Andrew M. Lowy, MD UC San Diego, San Diego, CA Chief, Division of Surgical Oncology; Professor of Surgery Mark A. Schattner , MD Memorial Sloan Kettering, NY, NY Chief, Gastroenterology, Hepatology and Nutrition Service 26 Thomas Seufferlein , MD University Hospital Ulm, German y Director of Internal Medicine University Hospital Ulm, President German Cancer Society

Highly Experienced Leadership Team Ilan Hadar , MBA Chairman and Chief Executive Officer Over 25 years of multinational executive managerial and corporate experience with pharmaceutical and high - tech companies . CEO Pain R eform ( “ PRFX ” ), CFO Foamix Pharmaceuticals Inc . (Currently “ VYNE ” ) Mitchell Shirvan, PhD, MBA Chief Scientific and Development Officer Over 30 years of experience in R&D, innovation and discovery in biotech companies . CEO Macrocure Ltd . , Sr . V . P . R&D Foamix Pharmaceuticals Inc . (Currently “ VYNE ” ) , Sr . Director Strategic Business Planning Teva Pharmaceuticals Industries Inc . Mirit Horenshtein Hadar, CPA Chief Financial Officer Over 15 years of corporate finance experience in senior financial positions of public companies and privately held companies, in the pharmaceutical and high - tech industries . CFO Gouzy Israel (“GAUZ”) . V . P . Finance Foamix Pharmaceuticals Inc . (Currently “VYNE”) 27